Exhibit 10.ii.c

SUPPLY AGREEMENT

Argentina

DATE:	, 2008

SELLER:	PHOSPHATE CHEMICALS EXPORT
ASSOCIATION, INC.
One Overlook Point, Suite 110
Lincolnshire, IL 60069

BUYER:	CARGILL S.A.CI.
Elevatores Central
Leandro No Alem 928
Piso 11 (CP 1001 Buenos Aires)
Argentina

PRODUCT:	MAP and/or DAP

SPECIFICATIONS:

MARKET:	ARGENTINA

PERIOD:	July 1, 2008 – May 31, 2009

PRICING:	NEGOTIATED AT TIME OF SALE

QUANTITY:	EST. 20,000 – 40,000 METRIC TONS

DELIVERY:	DETERMINED AT TIME OF SALE

PAYMENT:	WIRE TRANSFER UPON RECEIPT OF DOCUMENTS

TERMS:	EACH SALE IS SUPPORTED BY A SALES CONFIRMATION.

CARGILL S.A.C.I.	PHOSCHEM CHEMICALS EXPORT ASSOCIATION, INC.

By:	By:
Name:	Name:
Its:	Its: